Exhibit 10.169


                     THIRD AMENDMENT TO THE TRUST AGREEMENT
                             FOR THE CHARLES SCHWAB
                PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN


     The Trust Agreement for the Charles Schwab Profit Sharing and Employee Stock Ownership Plan ("Plan"), which was amended and restated in its entirety effective November 1, 1990, and further amended effective January 1, 1992 and July 1, 1992, is hereby amended as follows, effective as of January 1, 1996:

     The fifth sentence of Section 5.05(f) is amended to read as follows:

     Any allocated Employer Securities with respect to which Participants are entitled to issue directions pursuant to the foregoing and for which such directions are not received by the Purchasing Agent shall be voted by the Purchasing Agent in the same proportion as the shares of Employer Securities for which Participant voting instructions have been received.


                                            CHARLES SCHWAB & CO., INC.



                                            By:      Luis E. Valencia /S/
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                                            Its:            CAO
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                                            Date:        May 8, 1996
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                                            THE CHARLES SCHWAB TRUST COMPANY


                                            By:      Richard R. Tinervin /S/
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                                            Its:       President and CEO
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                                            Date:        May 3, 1996
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